Exhibit 10.5

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Phase 2

Receiving, Storage and Re-Gasification Terminal

Expansion (“Phase 2 Project”)

COMPANY: Sabine Pass LNG, L.P.

CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: July 21, 2006

CHANGE ORDER NUMBER: SP2/BE-004 DATE OF CHANGE ORDER: May 29, 2007 ADJUSTMENT TO CONTRACTOR’S FIXED FEE NO#1

The Agreement between the Parties listed above is changed as follows:

Increase in the Fixed Fee associated with the implementation of the following agreed Scope Changes:

1. Revise Plot Plan and Expand SCV Layout Adjust submerged combustible vaporizer (SCV) layout from duplicate design of Phase 1 to modified spacing arrangement to align with the first set of eight (8) ambient air vaporizer (AAV) trains planned for installation in Phase 2. Re-work of existing dike area north of the SCV foundations. Reference Trend No. F-0001	$1,177,000

2. Open Cell Marine Tug Boat Berth
a) Supply, install and hookup of the electrical and instrument scope of the line tensioning system
b) Supply and install laser docking aid system for each berth using proprietary technology called SMARTDOCK software
c) Implement fender-line range board requirements modified by SPLNG with engineering specification developed by Lanier
d) Install fender piles (if required), fenders, bollards and all other related marine components for the tugs
e) Utilities scope for Phase 2 will include fire water, potable water and electrical power
f) Installation of patented Open Cell sheet pile wall
g) Dredging of the tug berth
h) Installation of riprap from Mooring Dolphin to the first cell
Reference Trend No. F-0004	$16,736,000

3. Extend Pipe Rack Piling for 21R
Extend piling installation for pipe rack 21R to the west side of LNG tank S-105 dike area to accommodate future expansion of LNG Tank S-106 while LNG tank S-105 is in operation.
Reference Trend No. F-0009	$672,000

4. Install Heavy Haul Access Road
Construct a heavy haul access road to the Phase 2 tank area to accommodate piling and tank material deliveries from the construction dock.
Reference Trend No. F-0015	$486,000

5. Pipeline Compressor Study
Perform a study to investigate installation of a reciprocating compressor for boosting the BOG pressure to enable it to be delivered to the pipeline at the prevailing pipeline operating pressure.
Reference Trend No. F-0022	$70,000

6. High Pressure Pipeline Compressor

Provide, install a high pressure pipeline compressor into the design scope of Phase 2 project to provide the ability to increase the BOG pressure to enable it to be delivered to the pipeline at the prevailing pipeline operating pressure for SPLNG Re-gasification Terminal.

Reference Trend No. F-0038	$6,259,000

Total Changes:	$25,400,000

PROJECT NAME: Sabine Pass LNG Phase 2

Receiving, Storage and Re-Gasification Terminal

Expansion (“Phase 2 Project”)

COMPANY: Sabine Pass LNG, L.P.

CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: July 21, 2006

CHANGE ORDER NUMBER: SP2/BE-004 DATE OF CHANGE ORDER: May 29, 2007 ADJUSTMENT TO CONTRACTOR’S FIXED FEE NO#1

The Total Changes listed above increase the cost of the Phase 2 Project by US$25,400,000. Pursuant to Section 7.2 of Article 7 of the Agreement, for each US$5,000,000 increase in the cost of the Phase 2 Project, individually or in the aggregate, the Fixed Fee will be adjusted by US$200,000. Consequently, this Change Order represents an adjustment to the Fixed Fee in the amount of US$1,000,000 (4% x $25,000,000). The remaining $ 400,000 of the Total Changes will added to a future Change Order when the next US$5,000,000 threshold is achieved.

References:	Bechtel Letter No. 25279-001-T006-GAM-00012

Bechtel Letter No. 25279-001-T006-GAM-00013

Bechtel Letter No. 25279-001-T006-GAM-00027

Bechtel Letter No. 25279-001-T006-GAM-00042

Bechtel Letter No. 25279-001-T007-GAM-00007

Bechtel Letter No. 25279-001-T007-GAM-00009

Attachment A – SCV Layout

Attachment B – Marine Berth

Attachment C – Pipe Rack 21R Extension

Attachment D – Heavy Haul Access Road

Attachment E – Pipeline Compressor Study

Attachment F – High Pressure Pipeline Compressor

Attachment G – Fixed Fee Table

Adjustment to Contractor’s Fixed Fee

The original Fixed Fee was	$18,500,000

Change in Fixed Fee by previously authorized Change Orders	$-0-

The Fixed Fee prior to this Change Order was	$18,500,000

The Fixed Fee will be increased by this Change Order in the amount of	$1,000,000

The new Fixed Fee including this Change Order will be	$19,500,000

This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change as described in this Change Order #004 upon the Fixed Fee and shall be deemed to compensate Bechtel fully for such change.

Upon execution of this Change Order by Company and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

PROJECT NAME: Sabine Pass LNG Phase 2 Receiving, Storage and Re-Gasification Terminal Expansion (“Phase 2 Project”)

COMPANY: Sabine Pass LNG, L.P.

CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: July 21, 2006

CHANGE ORDER NUMBER: SP2/BE-004 DATE OF CHANGE ORDER: May 29, 2007 ADJUSTMENT TO CONTRACTOR’S FIXED FEE NO#1

/s/ Stan Horton	/s/ Jose Montalvo
* Charif Souki Chairman 6-14-07 Date of Signing	Contractor Jose Montalvo Name Project Manager Title

18 Jun 07 Date of Signing

/s/ Stan Horton * Stan Horton President & COO Cheniere Energy

6-14-07 Date of Signing

/s/ Ed Lehotsky * Ed Lehotsky Owner Representative

June 14, 2007 Date of Signing

*	Required Owner signature – Mr. Horton may sign on behalf of Mr. Souki during Mr. Souki’s absence.